MERRILL LYNCH LATIN AMERICA FUND, INC.

                   Supplement dated December 28, 2000 to the
                      Prospectus dated February 29, 2000

     The section captioned "About the Portfolio Manager" appearing on page 8 is amended as follows:

     The biography of Grace Pineda is hereby removed, and is replaced by the following biography of Orlando Muyshondt, who is primarily responsible for the day-to-day management of the Fund's portfolio:

          Orlando Muyshondt is the Senior Portfolio Manager of the Fund. Mr. Muyshondt has been a Director of Merrill Lynch Investment Managers, L.P. since February, 2000 and was part of the Fund's investment management team from 1994 to 2000.